                                                                    Exhibit 99.1

                              LETTER OF TRANSMITTAL

                      HIGH VOLTAGE ENGINEERING CORPORATION
                              OFFER TO EXCHANGE ITS
          12 1/2% SERIES A EXCHANGE SENIOR REDEEMABLE PREFERRED STOCK,
                    LIQUIDATION PREFERENCE $1,000 PER SHARE,
           WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                       FOR ANY AND ALL OF ITS OUTSTANDING
               12 1/2% SERIES A SENIOR REDEEMABLE PREFERRED STOCK,
                     LIQUIDATION PREFERENCE $1,000 PER SHARE
                PURSUANT TO THE PROSPECTUS DATED NOVEMBER 7, 1997



THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., BOSTON TIME, ON THE 30TH DAY AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT FILED WITH RESPECT TO THE SERIES A EXCHANGE PREFERRED STOCK, UNLESS EXTENDED (THE "EXPIRATION DATE"). THE EXCHANGE OFFER WILL NOT BE EXTENDED BEYOND THE 60TH DAY AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT FILED WITH RESPECT TO THE SERIES A EXCHANGE PREFERRED STOCK. SHARES TENDERED IN THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.


                         Deliver To the Exchange Agent:
                             Boston EquiServe, L.P.
                                150 Royall Street
                           Canton, Massachusetts 02021

                              Confirm by Telephone:
                                  617-575-3120

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.




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                                      -2-


        The undersigned hereby acknowledges receipt and review of the Prospectus dated November __, 1997 (the "PROSPECTUS") of High Voltage Engineering Corporation (the "Company") and this Letter of Transmittal (the "LETTER OF TRANSMITTAL"), which together describe the Company's offer (the "EXCHANGE OFFER") to exchange shares of its 12 1/2% Series A Exchange Senior Redeemable Preferred Stock, liquidation preference $1,000 per share (the "SERIES A EXCHANGE PREFERRED STOCK"), which have been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), pursuant to a Registration Statement of which the Prospectus is a part, for any and all shares of the Company's issued and outstanding 12 1/2% Series A Senior Redeemable Preferred Stock, liquidation preference $1,000 per share (the "SERIES A PREFERRED STOCK"). Capitalized terms used but not defined herein have the respective meaning given to them in the Prospectus.

        The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date in which the Exchange Offer is extended. The Company shall notify the Holders of shares of Series A Preferred Stock of any extension by oral or written notice prior to 9:00 A.M., Boston time, on the next business day after the previously scheduled Expiration Date.

        This Letter of Transmittal is to be used by a Holder of shares of Series A Preferred Stock either if certificates representing shares of Series A Preferred Stock are to be forwarded herewith or if delivery of shares of Series A Preferred Stock, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "BOOK-ENTRY TRANSFER FACILITY") pursuant to the procedures set forth in the Prospectus under the caption "THE EXCHANGE OFFER-PROCEDURES FOR TENDERING SERIES A PREFERRED STOCK." Holders of shares of Series A Preferred Stock whose certificates representing their shares of Series A Preferred Stock are not immediately available, or who are unable to deliver certificates representing their shares of Series A Preferred Stock and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, or who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their shares of Series A Preferred Stock according to the guaranteed delivery procedures set forth in the Prospectus under the caption "THE EXCHANGE OFFER-PROCEDURES FOR TENDERING SERIES A PREFERRED STOCK." See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

        The term "Holder" with respect to the Exchange Offer means any person in whose name shares of Series A Preferred Stock are registered on the books of the Company or any other person who has obtained a properly completed stock power from the registered Holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their shares of Series A Preferred Stock must complete this Letter of Transmittal in its entirety.

        The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

        PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

        THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

        List below the shares of Series A Preferred Stock to which this Letter of Transmittal relates. If the space below is inadequate, list the certificate numbers and number of shares of Series A Preferred Stock represented thereby on a separate signed schedule affixed to this Letter of Transmittal.



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                                      -3-



       DESCRIPTION OF SHARES OF SERIES A EXCHANGE PREFERRED STOCK TENDERED

    NAME(S) AND ADDRESS(ES)
              OF
     REGISTERED HOLDER(S),
      EXACTLY AS NAME(S)                           NUMBER OF SHARES    NUMBER OF
           APPEAR(S)                                  REPRESENTED       SHARES
ON EXISTING SHARE CERTIFICATES     CERTIFICATE         BY SHARE        TENDERED
  (PLEASE FILL IN, IF BLANK)        NUMBER(S)*      CERTIFICATE(S)      TOTAL**
  --------------------------        ----------      --------------      -------





*       Need not be completed by book-entry Holders.
** Unless otherwise indicated, any tendering Holder of shares of Series A Preferred Stock will be deemed to have tendered the full number of shares represented by such certificates of Series A Preferred Stock.


[ ] CHECK HERE IF SHARE CERTIFICATE(S) REPRESENTING THE SHARES OF SERIES A PREFERRED STOCK TENDERED ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED SHARES OF SERIES A PREFERRED STOCK ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):


Name of Tendering Institution:_________________________________________________
Account Number: _______________________________________________________________
Transaction Code Number: ______________________________________________________

[ ] CHECK HERE IF TENDERED SHARES OF SERIES A PREFERRED STOCK ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of Registered Holder(s) of Series A Preferred Stock: __________________ Date of Execution of Notice of Guaranteed Delivery: ___________________________

Window Ticket Number (if available): __________________________________________
Name of Eligible Institution that Guaranteed Delivery: ________________________ Account Number (if delivered by book-entry transfer): _________________________


[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name: _________________________________________________________________________
Address: ______________________________________________________________________



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                                      -4-


If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of shares of Series A Exchange Preferred Stock. If the undersigned is a broker-dealer that will receive shares of Series A Exchange Preferred Stock for its own account in exchange for shares of Series A Preferred Stock, it acknowledges that the shares of Series A Preferred Stock were acquired as a result of market-making activities or other trading activities and that it will deliver a prospectus in connection with any resale of such shares of Series A Exchange Preferred Stock; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                        SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY


Ladies and Gentlemen:

        Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company for exchange the number of shares of Series A Preferred Stock indicated above. Subject to and effective upon the acceptance for exchange of the number of shares of Series A Preferred Stock tendered in accordance with this Letter of Transmittal, the undersigned hereby exchanges, assigns and transfers to the Company all right, title and interest in and to the shares of Series A Preferred Stock tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent, the agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company in connection with the Exchange Offer) with respect to the tendered shares of Series A Preferred Stock with full power of substitution to (i) deliver such shares of Series A Preferred Stock, or transfer ownership of such shares of Series A Preferred Stock on the account books maintained by the Book-Entry Transfer Facility, to the Company and deliver all accompanying evidences of transfer and authenticity, and (ii) present such shares of Series A Preferred Stock for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such shares of Series A Preferred Stock, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the shares of Series A Preferred Stock tendered hereby and to acquire the shares of Series A Exchange Preferred Stock issuable upon the exchange of such tendered shares of Series A Preferred Stock, and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are accepted for exchange by the Company.

        The undersigned acknowledges that this Exchange Offer is being made in reliance upon interpretations contained in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the "Commission") that the shares of Series A Exchange Preferred Stock issued in exchange for the shares of Series A Preferred Stock pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such shares of Series A Exchange Preferred Stock are acquired in the ordinary course of such Holders' business and such Holders are not engaging in and do not intend to engage in a distribution of Series A Exchange Preferred Stock and have no arrangement or understanding with any person to participate in a distribution of Series A Exchange Preferred Stock. The undersigned hereby further represents to the Company that (i) any shares of Series A Exchange Preferred Stock acquired in exchange for shares of Series A Preferred Stock tendered hereby are being acquired in the ordinary course of business of the person receiving such shares of Series A Exchange Preferred Stock, whether or not the undersigned, (ii) neither the undersigned nor any such other person is engaging in or intends to engage in a distribution of Series A Exchange Preferred Stock, (iii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of Series A Exchange Preferred Stock, and (iv) neither the Holder nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company or, if it is an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

        If the undersigned or the person receiving the shares of Series A Exchange Preferred Stock is a broker-dealer that is receiving the shares of Series A Exchange Preferred Stock for its own account in exchange for shares of Series A Preferred Stock that were acquired as a result of market-making activities or other trading activities, the undersigned acknowledges that it or such other person will deliver a prospectus in connection with any resale of such shares of Series A Exchange Preferred Stock; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that the undersigned or such other person is an "underwriter" within the meaning of the Securities Act. The undersigned acknowledges that if the undersigned is participating in the Exchange Offer for the purpose of distributing shares of Series A Exchange Preferred Stock (i) the undersigned cannot rely on the position of the staff of the Commission in certain no-action letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Series A Exchange Preferred Stock, in which case the registration statement must contain the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the Commission, and (ii) failure to comply with such requirements in such instance could result in the undersigned incurring liability under the Securities Act for which the undersigned is not indemnified by the Company.

        If the undersigned or the person receiving the shares of Series A Exchange Preferred Stock is an "affiliate" (as defined in Rule 405 under the Securities Act), the undersigned represents to the Company that the undersigned understands and acknowledges that the shares of Series A Exchange Preferred Stock may not be offered for resale, resold or otherwise transferred by the undersigned or such other person without registration under the Securities Act or an exemption therefrom.

        The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the shares of Series A Preferred Stock tendered hereby, including the transfer of such shares of Series A Preferred Stock on the account books maintained by the Book-Entry Transfer Facility.

        For purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange validly tendered shares of Series A Preferred Stock when, as and if the Company gives oral or written notice thereof to the Exchange Agent. Any tendered shares of Series A Preferred Stock that are not accepted for exchange pursuant to the Exchange Offer for any reason will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

        All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

        The undersigned acknowledges that the Company's acceptance of properly tendered shares of Series A Preferred Stock pursuant to the procedures described under the caption "The Exchange Offer -- Procedures for Tendering Series A Preferred Stock " in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

        Unless otherwise indicated under "Special Issuance Instructions," please issue the shares of Series A Exchange Preferred Stock issued in exchange for the shares of Series A Preferred Stock accepted for exchange and return any shares of Series A Preferred Stock not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail or deliver the shares of Series A Exchange Preferred Stock issued in exchange for the shares of Series A Preferred Stock accepted for exchange and any shares of Series A Preferred Stock not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signatures). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the shares of Series A Exchange Preferred Stock issued in exchange for the shares of Series A Preferred Stock accepted for exchange in the name(s) of, and return any shares of Series A Preferred Stock not tendered or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any shares of Series A Preferred Stock from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the shares of Series A Preferred Stock so tendered for exchange.

                 PLEASE SIGN HERE WHETHER OR NOT CERTIFICATES OF
     SHARES OF SERIES A PREFERRED STOCK ARE BEING PHYSICALLY TENDERED HEREBY
           (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 ON REVERSE SIDE)

x ______________________________________________________________  _____________
                                                                      Date
x ______________________________________________________________  _____________
                                                                      Date
Area Code and Telephone Number: _______________________________________________

        The above lines must be signed by the registered Holder(s) of shares of Series A Preferred Stock as the name(s) appear(s) on the certificates of shares of Series A Preferred Stock or on a security position listing, or by person(s) authorized to become registered Holder(s) by a properly completed stock power from the registered Holder(s), a copy of which must be transmitted with this Letter of Transmittal. If shares of Series A Preferred Stock to which this Letter of Transmittal relate are held of record by two or more joint Holders, then all such Holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 5 regarding the completion of this Letter of Transmittal, printed below.

Name(s)     __________________________________________________________________

            __________________________________________________________________
                             (Please Type or Print)

            __________________________________________________________________
                             (Please Type or Print)


Capacity:   __________________________________________________________________

Address:    __________________________________________________________________

            __________________________________________________________________
                               (Include Zip Code)

                          MEDALLION SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 5)

Certain signatures must be Guaranteed by an Eligible Institution.

Signature(s) Guaranteed by an Eligible Institution: ___________________________
                                                       (Authorized Signature)

     __________________________________________________________________________
                                     (Title)
     __________________________________________________________________________
                                 (Name of Firm)
     __________________________________________________________________________
                           (Address, Include Zip Code)
     __________________________________________________________________________
                        (Area Code and Telephone Number)
     Dated: _____________________________________________________________, 1997


                          SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 5 AND 6)

To be completed ONLY (i) if shares of Series A Preferred Stock not tendered, or shares of Series A Exchange Preferred Stock issued in exchange for shares of Series A Preferred Stock accepted for exchange, are to be issued in the name of someone other than the undersigned, or (ii) if shares of Series A Preferred Stock tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained by the Holder at the Book-Entry Transfer Facility.

        Issue shares of Series A Exchange Preferred Stock and/or shares of Series A Preferred Stock to:

         Name(s): __________________________________________________
                           (Please Type or Print)
         ___________________________________________________________
                           (Please Type or Print)
         Address: __________________________________________________

         ___________________________________________________________
                           (Include Zip Code)
         ___________________________________________________________
                  (Tax Identification or Social Security No.)

                         (Complete Substitute Form W-9)

[ ] Credit unexchanged shares of Series A Preferred Stock delivered by book-entry transfer to the Book-Entry Transfer Facility set forth below:

         ___________________________________________________________
         (Book-Entry Transfer Facility Account Number, if applicable)

                          SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 5 AND 6)

To be completed ONLY if shares of Series A Preferred Stock in a principal amount not tendered, or shares of Series A Exchange Preferred Stock issued in exchange for shares of Series A Preferred Stock accepted for exchange, are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown below the undersigned's signature.

        Mail or deliver shares of Series A Exchange Preferred Stock and/or shares of Series A Preferred Stock to:

         Name(s): __________________________________________________
                           (Please Type or Print)
         Address: __________________________________________________

         ___________________________________________________________
                           (Include Zip Code)
         ___________________________________________________________
                  (Tax Identification or Social Security No.)


                                  INSTRUCTIONS
                   FORMING PART OF THE TERMS AND CONDITIONS OF
                               THE EXCHANGE OFFER

        1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND SHARES OF SERIES A PREFERRED STOCK OR BOOK-ENTRY CONFIRMATIONS. All physically delivered certificates representing shares of Series A Preferred Stock or any confirmation of a book-entry transfer to the Exchange Agent's account at the Book-Entry Transfer Facility of shares of Series A Preferred Stock tendered by book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., Boston time, on the Expiration Date. The method of delivery of the tendered shares of Series A Preferred Stock, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No Letter of Transmittal or shares of Series A Preferred Stock should be sent to the Company.

        2. GUARANTEED DELIVERY PROCEDURES. Holders who wish to tender their shares of Series A Preferred Stock and (a) whose certificates representing such Holder's shares of Series A Preferred Stock are not immediately available, or
(b) who cannot deliver the certificates representing their shares of Series A Preferred Stock, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their shares of Series A Preferred Stock according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures:
(i) such tender must be made by or through a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or a trust company having an office or correspondent in the United States (an "Eligible Institution"); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the shares of Series A Preferred Stock, the certificate number(s) of such shares of Series A Preferred Stock and the number of shares of Series A Preferred Stock tendered, stating that the tender is being made thereby and guaranteeing that, within THREE (3) Nasdaq trading days after the Expiration Date, this Letter of Transmittal (or facsimile hereof) together with the shares of Series A Preferred Stock in proper form for transfer (or a Book-Entry Confirmation), must be received by the Exchange Agent within THREE
(3) Nasdaq trading days after the Expiration Date; and (iii) the shares of Series A Preferred Stock, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter are received by the Exchange Agent within THREE (3) Nasdaq trading days after the date of execution of the Notice of Guaranteed Delivery.

        Any Holder of shares of Series A Preferred Stock who wishes to tender shares of Series A Preferred Stock pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., Boston time, on the Expiration Date. Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their shares of Series A Preferred Stock according to the guaranteed delivery procedures set forth above.

        See "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus.



        3. TENDER BY HOLDER. Only a Holder of shares of Series A Preferred Stock may tender such shares of Series A Preferred Stock in the Exchange Offer. Any beneficial Holder of shares of Series A Preferred Stock who is not the registered Holder and who wishes to tender should arrange with the registered Holder to execute and deliver this Letter of Transmittal on his behalf or must, prior to completing and executing this Letter of Transmittal and delivering the certificates representing his shares of Series A Preferred Stock, either make appropriate arrangements to register ownership of the shares of Series A Preferred Stock in such Holder's name or obtain a properly completed stock power from the registered Holder.

        4. PARTIAL TENDERS. If less than the entire number of shares represented by any certificates is tendered, the tendering Holder should fill in the number of shares tendered in the third column of the box entitled "Description of Shares of Series A Preferred Stock" above. All shares represented by Series A Preferred Stock certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If all shares of Series A Preferred Stock represented by any certificates are not tendered, then certificates for Series A Preferred Stock not tendered and certificates for Series A Exchange Preferred Stock issued in exchange for any shares of Series A Preferred Stock accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the shares for Series A Preferred Stock are accepted for exchange.

        5. SIGNATURES ON THIS LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS; MEDALLION GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of the shares of Series A Preferred Stock tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates of Series A Preferred Stock without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in the Book-Entry Transfer Facility, the signature must correspond with the name as it appears on the security position listing as the Holder of the shares of Series A Preferred Stock.

        If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder or Holders of shares of Series A Preferred Stock listed and tendered hereby and the shares of Series A Exchange Preferred Stock issued in exchange therefor is to be issued (or any untendered shares of Series A Preferred Stock are to be reissued) to the registered Holder, the said Holder need not and should not endorse any tendered shares of Series A Preferred Stock, nor provide a separate stock power. In any other case, such Holder must either properly endorse the certificates representing the Series A Preferred Stock tendered or transmit a properly completed separate stock power with this Letter of Transmittal, with the signatures on the endorsement or stock power guaranteed by an Eligible Institution.

        If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder or Holders of any shares of Series A Preferred Stock listed, such certificate representing such share of Series A Preferred Stock must be endorsed or accompanied by appropriate stock powers, in each case signed as the name of the registered Holder or Holders appears on the certificate representing such shares of Series A Preferred Stock.

        If this Letter of Transmittal (or facsimile hereof) or any certificates representing shares of Series A Preferred Stock or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

        Endorsements on certificates of Series A Preferred Stock or signatures on stock powers required by this Instruction 5 must be guaranteed by an Eligible Institution.

        No signature guarantee is required if (i) this Letter of Transmittal is signed by the registered Holder(s) of the shares of Series A Preferred Stock tendered herewith (or by a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the tendered shares of Series A Preferred Stock) and the issuance of shares of Series A Exchange Preferred Stock (and any shares of Series A Preferred Stock not tendered or not accepted) are to be issued directly to such registered Holder(s) (or, if signed by a participant in the Book-Entry Transfer Facility, any shares of Series A Exchange Preferred Stock or shares of Series A Preferred Stock not tendered or not accepted are to be deposited to such participant's account at such Book-Entry Transfer Facility) and neither the box entitled "Special Delivery Instructions" nor the box entitled "Special Registration Instructions" has been completed, or (ii) such shares of Series A Preferred Stock are tendered for the account of an Eligible Institution. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.

        6. SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS. Tendering Holders of shares of Series A Preferred Stock should indicate, in the applicable box or boxes, the name and address (or account at the Book-Entry Transfer Facility) to which shares of Series A Exchange Preferred Stock or substitute shares of Series A Preferred Stock for shares of Series A Preferred Stock not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

        7. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of shares of Series A Preferred Stock pursuant to the Exchange Offer. If, however, shares of Series A Exchange Preferred Stock or substitute shares of Series A Preferred Stock for shares of Series A Preferred Stock not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the shares of Series A Preferred Stock tendered hereby, or if tendered shares of Series A Preferred Stock are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of shares of Series A Preferred Stock pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

        EXCEPT AS PROVIDED IN THIS INSTRUCTION 7, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE SHARES OF SERIES A PREFERRED STOCK LISTED IN THIS LETTER OF TRANSMITTAL.

        8. TAX IDENTIFICATION NUMBER. Federal income tax law required that a Holder of any shares of Series A Preferred Stock which are accepted for exchange must provide the Company (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a Holder who is an individual is his or her social security number. If the Company is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained.) Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

        To prevent backup withholding, each tendering Holder must provide such Holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such Holder is awaiting a TIN), and that (i) the Holder has not been notified by the Internal Revenue Service that such Holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the Holder that such Holder is no longer subject to backup withholding. If the shares of Series A Preferred Stock are registered in more than one name or are not in the name of the actual owner, see the enclosed "Guidelines for Certification of Taxpayer Identification Number of Substitute Form W-9" for information on which TIN to report.

        The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligation regarding backup withholding.

        9. VALIDITY OF TENDERS. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of tendered shares of Series A Preferred Stock will be determined by the Company, in its sole discretion, which determination will be final and binding. The Company reserves the right to reject any and all shares of Series A Preferred Stock not validly tendered or any shares of Series A Preferred Stock, the Company's acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of shares of Series A Preferred Stock as to any ineligibility of any Holder who seeks to tender shares of Series A Preferred Stock in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (includes this Letter of Transmittal and the instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of shares of Series A Preferred Stock must be cured within such time as the Company shall determine. The Company will use reasonable efforts to give notification of defects or irregularities with respect to tenders of shares of Series A Preferred Stock, but shall not incur any liability for failure to give such notification.

        10. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive, in whole or part, any of the conditions to the Exchange Offer set forth in the Prospectus.

        11. NO CONDITIONAL TENDER. No alternative, conditional, irregular or contingent tenders of shares of Series A Preferred Stock on transmittal of this Letter of Transmittal will be accepted.

        12. MUTILATED, LOST, STOLEN OR DESTROYED SHARES OF SERIES A PREFERRED STOCK. Any Holder whose certificates representing shares of Series A Preferred Stock have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

        13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

        14. ACCEPTANCE OF TENDERED SHARES OF SERIES A PREFERRED STOCK AND ISSUANCE OF SHARES OF SERIES A EXCHANGE PREFERRED STOCK; RETURN OF SHARES OF SERIES A PREFERRED STOCK. Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered shares of Series A Preferred Stock as soon as practicable after the Exchange Date and will issue shares of Series A Exchange Preferred Stock therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Company shall be deemed to have accepted tendered shares of Series A Preferred Stock when, as and if the Company has given written and oral notice thereof to the Exchange Agent. If any tendered shares of Series A Preferred Stock are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged shares of Series A Preferred Stock will be returned, without expense, to the undersigned at the address shown above (or credited to the undersigned's account at the Book-Entry Transfer Facility designated above) or at a different address as may be indicated under the box entitled "Special Delivery Instructions."

        15. WITHDRAWAL. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange offer -- Withdrawal of Tenders."

        IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF (TOGETHER WITH THE SHARES OF SERIES A PREFERRED STOCK) WHICH MUST BE DELIVERED BY BOOK-ENTRY TRANSFER OR IN ORIGINAL HARD COPY FROM) OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION TIME.

                    (TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION 5))
               PAYOR'S NAME: HIGH VOLTAGE ENGINEERING CORPORATION


SUBSTITUTE               Part I - Taxpayer Identification  No.-For  All    Part II - For Payees
FORM W-9                 Accounts                                          Exempt from Backup
                                                                           Withholding (see
                                                                           enclosed Guidelines)
DEPARTMENT OF            Enter your taxpayer
THE TREASURY             identification number in the
INTERNAL                 appropriate box.  For most
REVENUE                  individuals and sole
SERVICE                  proprietors, this is your social
                         security number.   Social Security number
                         For other entities, it is your
                         Employer Identification Number. OR If you
                         do not have a number, see How to Obtain a
                         TIN in the enclosed Guidelines.

PAYER'S REQUEST          Note:  If the account is
FOR TAXPAYER             in more than one name, see
IDENTIFICATION NO.       Employer identification number the chart
                         on page 2 of the enclosed Guidelines to
                         determine what number to enter.

Certification--Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number;

(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) Any other information provided on this form is true, correct and complete.

SIGNATURE ________________________________________________ DATE ___________1997


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU WITH RESPECT TO THE SHARES OF SERIES A EXCHANGE PREFERRED STOCK. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.